UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5790 Widewaters Parkway, DeWitt, New York		13214-1883
(Address of principal executive offices)		(Zip Code)
(315) 445-2282
(Registrant's telephone number, including area code)

_________________Not Applicable________________
 (Former Name or Former Address, if Changed Since Last Report)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The information in Item 8.01 below is hereby incorporated by reference into this Item 5.02.
Item 8.01                          Other Events
On or about March 31, 2017, Community Bank System, Inc. (the "Company") filed its Definitive Proxy Statement relating to its Annual Meeting of Shareholders to be held on May 17, 2017.  In connection with its Annual Meeting, the Company's Board of Directors recommended that shareholders approve an amendment to the Community Bank System, Inc. 2014 Long-Term Incentive Plan, as amended (the "Plan"), to increase the shares available for issuance under the Plan by 1,000,000 shares.
After mailing the Proxy Statement, the Company was advised that Institutional Shareholder Services ("ISS"), a proxy advisory firm, did not recommend approval of the Plan amendment because it believes that the Plan has a liberal definition of a change in control, which combined with vesting provisions, could accelerate the vesting of equity grants under the Plan without the actual occurrence of a change in control.  Although ISS' evaluation found that the Plan's cost, features, and grant practices were acceptable, it recommended a vote "against" the proposal to amend the Plan based on the change in control language which has been part of the Plan since the Plan's approval by the Company's shareholders in 2014.
In light of this concern, the Company's Board of Directors has decided to amend the definition of "Change in Control" in the Plan to remove the final sentence of Section 19(c), which contained the language identified by ISS as forming the basis for its objection.  Therefore, the definition of "Change in Control" set forth in Section 19(c) of the Plan has been amended in its entirety to read as follows:
(c)            For purpose of this 2014 Plan, a "Change in Control" shall mean the occurrence of any one of the following events: (1) any "person" including a "group" as determined in accordance with the Section 13(d)(3) of the Exchange Act, is or becomes the beneficial owner, directly or indirectly, of securities of the Bank representing 30 percent or more of the combined voting power of the Bank's then outstanding securities; (2) as a result of, or in connection with, any tender offer or exchange offer, merger or other business combination (a "Transaction"), the persons who were directors of the Bank before the Transaction shall cease to constitute a majority of the Board of Directors of the Bank or any successor to the Bank; (3) the Bank is merged or consolidated with another corporation and as a result of the merger or consolidation less than 70 percent of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former stockholders of the Bank, other than (A) affiliates within the meaning of the Exchange Act, or (B) any party to the merger or consolidation; (4) a tender offer or exchange offer is made and consummated for the ownership of securities of the Bank representing 30 percent or more of the combined voting power of the Bank's then outstanding voting securities; or (5) the Bank transfers substantially all of its assets to another corporation which is not controlled by the Bank.
A copy of the Plan, as amended, is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Plan, as amended, will be presented for shareholder approval at the Company's Annual Meeting of Shareholders.  Any vote "FOR" or "AGAINST" the Plan proposal using the proxy card previously made available by the Company to the shareholders of record of the Company or the voting instruction card made available to the beneficial owners by their broker, bank or another nominee will be counted as a vote "FOR" or "AGAINST" the Plan, as amended.  If any shareholder has already returned his or her properly executed proxy card or voted via the Internet or by telephone and would like to change his or her vote on any matter, such shareholder may revoke his or her proxy before it is voted at the Annual Meeting of Shareholders by submission of a proxy bearing a later date via the Internet, by telephone, by mail or by attending the Annual Meeting in person and casting a ballot or as otherwise described in the Company's Proxy Statement.
Important Information
The Company, its directors and certain of its executive officers and employees are participants in the solicitation of proxies from Company shareholders in connection with its 2017 annual meeting of shareholders to be held on May 17, 2017. Information concerning the identity and interests of these persons is available in the definitive proxy statement the Company filed with the SEC on March 31, 2017.
The Company has filed a definitive proxy statement in connection with its 2017 annual meeting. The definitive proxy statement, any amendments thereto and any other relevant documents, and other materials filed with the SEC concerning the Company are (or will be, when filed) available free of charge at http://www.sec.gov or from the Company by accessing its website at www.communitybankna.com under the heading of "Investor Relations" and then "SEC Filings & Annual Report."  Shareholders should read carefully the definitive proxy statement and any other relevant documents that the Company files with the SEC when they become available before making any voting decision because they contain important information.
Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description
10.1	Comunity Bank System, Inc. 2014 Long-Term Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By: /s/ George J. Getman
Name: George J. Getman
Title: EVP and General Counsel
Dated: May 2, 2017

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